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EXHIBIT 10.5

                                 PROMISSORY NOTE
                                 ---------------

$1,400,000.00                                           Providence, Rhode Island
                                                             September ___, 2003

         FOR VALUE RECEIVED, the undersigned and each of them, jointly and severally, unconditionally promise to pay to BAY VIEW CAPITAL L.L.C., a Rhode Island limited liability company ("Lender"), or order, at its offices at 5600 Post Road, No. 114-372, East Greenwich, RI 02818, or at such other place as may be designated in writing by the holder hereof, the principal sum of ONE MILLION FOUR HUNDRED THOUSAND AND 00/100 ($1,400,000.00) DOLLARS, or such lesser aggregate principal sum as may be advanced by Lender pursuant to that certain Loan Agreement between each of the undersigned and Lender of even date herewith (as the same may be amended and/or restated from time to time, the "Loan Agreement"), together with interest in arrears from the date hereof on the unpaid principal balance hereunder, at the rate of TWELVE AND 00/100 (12.00%) percent per annum, subject to adjustment as hereinafter provided. Interest on the unpaid principal balance hereof shall be computed daily on the basis of the actual number of days elapsed over a year of 360 days.

         All accrued interest on the unpaid principal balance hereunder shall be paid monthly, in arrears, commencing on and including November ____, 2003, and continuing on the same day of each successive month thereafter, or the next business day thereafter if such day is not a business day, through and including October ____, 2005, with a final payment of all accrued and unpaid interest to be made contemporaneously with the payment in full of the principal balance hereof.

         Outstanding principal shall be payable monthly contemporaneously with the payment of interest, in an amount equal to twenty-five (25%) percent of the gross revenue of Science & Technology Research, Inc., a Maryland corporation, for the immediately preceding calendar month. The entire principal balance hereof together with any interest, charges or other amounts outstanding hereunder, if not sooner paid, shall be due and payable in full on September __, 2005 (the "Maturity Date").

         This note may be prepaid in whole or in part at any time without penalty or premium.

         If any amount of principal and/or interest hereunder is not paid in full within five (5) days of the date on which the same shall be due, the undersigned shall pay to Lender a late fee on such unpaid amount equal to five (5%) percent of such late payment. From and after the occurrence of an Event of Default (as hereinafter defined), the entire outstanding balance hereunder shall bear interest, at the option of the holder hereof, at the rate of Eighteen and 00/100 (18%) percent per annum ("Default Rate").

         All payments received hereunder shall be applied first to the payment of accrued interest and any expenses or charges payable hereunder and the balance only applied to principal. All agreements between the undersigned and Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lender for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided,



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however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the undersigned and Lender in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the State of Rhode Island from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof, or of any document, instrument or agreement executed in connection herewith or related hereto, at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all documents, instruments and agreements between the undersigned and Lender.

         Each of the undersigned, any indorser hereof, any other party hereto and any guarantor hereof (individually an "Obligor" and collectively "Obligors"): (i) waives presentment, demand, notice of demand, protest, notice of protest and notice of nonpayment and any other notice required to be given under the law to any of Obligors in connection with the delivery, acceptance, performance, default or enforcement of this note, any indorsement or guaranty of this note or any document or instrument evidencing any security for payment of this note; (ii) consents to any and all delays, extensions, renewals or other modifications of this note or waivers of any term hereof or release or discharge by Lender of any of Obligors or release, substitution or exchange of any security for the payment hereof or the failure to act on the part of Lender or any other indulgence shown by Lender from time to time and in one or more instances (without notice to or further assent from any of Obligors) and agrees that no such action, failure to act or failure to exercise any right or remedy on the part of Lender shall in any way affect or impair the obligations of any Obligor or be construed as a waiver by Lender of, or otherwise affect, any of Lender's rights under this note, under any indorsement or guaranty of this note or under any document or instrument evidencing any security for payment of this note; and (iii) jointly and severally agrees to pay, on demand, all costs and expenses of collection of this note or of any indorsement or any guaranty hereof and/or the enforcement of Lender's rights with respect to, or the administration, supervision, preservation, protection of, or realization upon, any property securing payment hereof, including reasonable attorneys' fees, and agrees that Lender shall have the right to set-off without notice any and all sums at any time owed by or due from Lender to any of Obligors, whether or not matured.

         Each of the following shall constitute an Event of Default hereunder ("Event of Default"): (i) the failure of the undersigned to make any payment of principal or interest hereunder within five (5) days of the date on which the same shall be due, or (ii) the occurrence of an Event of Default, as defined and described in the Loan Agreement. Upon the occurrence of an Event of Default, the

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entire balance outstanding hereunder and all other liabilities of Obligors or any of them to Lender (however acquired or evidenced) shall, at the option of the holder hereof, become forthwith due and payable, without presentment, notice, protest or demand of any kind (all of which are expressly waived by Obligors and each of them) for the payment of the whole or any part hereof. Failure at any time to exercise any of the aforesaid options or any other rights of Lender hereunder or under the Loan Agreement shall not constitute a waiver thereof, nor shall it be a bar to exercise of any of the aforesaid options or rights at a later date.

         This Note is delivered in and shall be governed by and construed and enforced under the laws of the State of Rhode Island, without reference to conflict of laws principles. ANY LITIGATION IN CONNECTION WITH OR RELATING TO THIS NOTE OR THE ENFORCEMENT OF THIS NOTE OR ANY INDORSEMENT OR GUARANTY OF THIS NOTE OR ANY SECURITY GIVEN FOR PAYMENT HEREOF SHALL BE BROUGHT ONLY IN A COURT HAVING JURISDICTION AND VENUE AT PROVIDENCE, RHODE ISLAND, AND EACH OF OBLIGORS CONSENTS TO AND CONFERS PERSONAL JURISDICTION ON ANY SUCH COURT OR COURTS. IN ADDITION, EACH OF THE UNDERSIGNED AND LENDER, BY ACEPTANCE OF THIS NOTE, KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER DOCUMENTS, INSTRUMENTS OR AGREEMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDER TO ACCEPT THIS NOTE AND MAKE THE LOAN EVIDENCED HEREBY. The term "Lender" shall include Lender's successors, indorsees and assigns.

WITNESS:                                MARKLAND TECHNOLOGIES, INC.

                                        By:  /s/ Ken Ducey, Jr.
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                                        Title: President

WITNESS:                                SECURITY TECHNOLOGY, INC.

                                        By:  /s/ Ken Ducey, Jr.
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                                        Title: President

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